AMERICAN GENERAL LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT VL-R
         EQUIBUILDER FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                      SUPPLEMENT DATED FEBRUARY 23, 2021
                    TO POLICY PROSPECTUS, AS SUPPLEMENTED

     The purpose of this supplement is to notify Policy owners of the proposed reorganization of the Portfolios of the EQ Premier VIP Trust ("Trust") in which each of the Acquired Portfolios ("Acquired Portfolio") will be reorganized into newly created, identical portfolios ("Acquiring Portfolio") of the EQ Advisors Trust ("EQAT") as indicated below, with the Acquiring Portfolio as the surviving Fund (such combinations referred to hereinafter as the "Reorganization"):


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

Acquired Portfolio            Acquiring Portfolio    Closing Date

EQ/Core Plus Bond             EQ/Core Plus Bond      Monday, April 12, 2021
Portfolio - Class A           Portfolio - Class IA

EQ/Moderate Allocation        EQ/Moderate            Friday, April 30, 2021
Portfolio - Class A           Allocation Portfolio
                              -Class IA
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


     American General Life Insurance Company received notification that the Board of Trustees of the Trust approved the Reorganizations.

     The Reorganization is expected to be consummated at the close of business on the Closing Dates indicated above. The EQAT is an existing trust
offered under the Policies.   All Policy account values in the investment
divisions supported by the Acquired Portfolio will be automatically transferred into the respective Acquiring Portfolio's investment division.

     At any time before 3:00 p.m. central time on the Closing Date, you may transfer your Policy account values in the Acquired Portfolio investment divisions to any of the other variable investment divisions available under the Policies. You may give us instructions to transfer your account value to another investment division by calling our VUL Administrative Center at the number below. Please review your fund prospectuses for information about the other variable investment divisions. For additional fund prospectus copies, please contact our VUL Administrative Center at the telephone number shown below.

     If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Acquired Portfolio investment divisions after 3:00 p.m. central time on the Closing Date, your allocation or transfer will be automatically directed to the respective Acquiring Portfolio and will be processed on the business day following the Closing Date using prices established after the close of the New York Stock Exchange on such date (i.e., April 13, 2021 and May 3, 2021, respectively).

     Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Acquired Portfolio (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the respective Acquiring Portfolio.

     Neither our automatic transfer of the proceeds to the Acquiring Portfolio on the Closing Date, nor your transfer of account value out of the Acquired Portfolio prior to the Closing Dates indicated above or out of the Acquiring Portfolio within 60 days after the Closing Date (i.e., June 11, 2021 and June 29, 2021, respectively), will count against the free transfers that you are permitted to make in a Policy Year or for the purposes of our market timing policies and procedures.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the names of the Acquired Portfolio investment options. If you have any questions, please contact our VUL Administrative Center at 1-800-340-2765.